# Presentation to Security Analysts – Boston, New York City

## September 20-21, 2005

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Forward-Looking Information

In our presentation today, we will be making some forward-looking statements such as business plans and expectations for future development and earnings growth. Actual results could differ materially from such expectations because of many uncertainties, some of which are listed in the written materials provided to you or in the Company's most recent Form 10-K filed with the Securities and Exchange Commission, as such information may be updated by subsequent filings under the Securities Exchange Act of 1934.

# Strategic Overview

# Peoples Energy Today

**Operating Income**
**FY2005E**


12%
18%
70%

FY2005E ~ $190 million*

**Capital Assets & Equity Investments**
**FY2005E Year End**


17%
6%
77%

FY2005E ~ $2.1 billion

Gas Distribution | Oil and Gas Production | Retail, Midstream, Power

*Non-GAAP, excludes $13.3 million restructuring charge

PEOPLES ENERGY

# Consistent Business Objectives

- Enhance and grow our core gas distribution business
- Continue to build our diversified energy businesses to enhance growth
- Carefully manage risk
- Maintain a strong credit profile

# A Solid Track Record

- Historically strong performance from our core gas utility business
- Successful, low-risk growth of diversified energy segments, now contributing almost a third of operating income
- Double-digit annualized shareholder returns over 3,5, and 10 year holding periods
- Cash dividend among the best in the industry
- Solid balance sheet and credit ratings

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Business Challenges

- Need for utility rate relief
  - Have not filed in over 10 years
  - Higher operating costs, declining returns
  - Impact of customer conservation and high gas prices
  - Desire to pursue innovative regulatory initiatives
- Growth of oil and gas production business in today's high-price environment
  - High asset valuations
  - Increased competition and costs for equipment, services and people
  - Legacy hedge position – not benefiting from high prices

# Gas Distribution

# Historically Strong Utility Track Record

- ROE averaged 12% from 1996 to 2004
- Embedded cost of long-term debt among lowest in industry (currently 4.5%)
- Work force reduced by approximately one-third since 1996
- 2004 restructuring reduced labor costs by $18 million

# Planned Rate Filings

- Currently communicating with key stakeholders
- Rate cases for PGL/NSG to be filed by January 2006
  - Finalizing collection of FY2007 test year data
  - New rates would become effective during 1Q FY2007
- Estimated rate increase requests
  - Peoples Gas $80-100 million
  - North Shore Gas $12-15 million

# Rate Case Drivers

- Customer conservation since last rate case in 1995 – down ~ 57 Bcf or 20%
  - New appliances/more efficient construction
  - Price-induced demand reduction
- Impact of higher gas prices on bad debt expense
- Increase in employee benefit costs
- Desire to implement innovative regulatory mechanisms

# Rate Case Drivers

Key factors driving the need for rate relief (approximate change from 1995 rate case – combined PGL/NSG)

| | $ Millions |
|---|---|
| Lower throughput and margin | $65 |
| Higher bad debt expense | $25 |
| Higher pension expense | $20 |
| Higher rate base | $10 |
| Lower cost of debt | ($20) |

PEOPLES ENERGY

# Rate Design Initiatives

- New rates that reflect current throughput and costs and allow for a fair rate of return on investment
- Margin stabilization
  - Weather normalization
  - Conservation/decoupling
- More timely recovery of special capital programs and compliance-driven costs
- Trackers for volatile expenses
- Enhanced customer choice programs

PEOPLES ENERGY

# Gas Charge Cases

- Hearings and briefing concluded August 05
- ALJ proposed order pending
- Commission order expected before year end
- PGL and NSG continue to maintain purchasing practices were prudent

# Diversified Energy Businesses

# A Successful Diversification Strategy


Operating Income*
Millions
$80
$60
$40
$20
$0
FY 98 99 00 01 02 03 04 05E
* Includes Hub

- Balanced portfolio of asset and energy marketing businesses
- Nearly $70 million in FY 2005E operating income*
- Continued long-term growth target of 10-15%, with solid returns
- Measured, lower-risk approach

PEOPLES ENERGY

# Oil and Gas Production –
## FY2005 Performance



Average Daily Production
MMCFED
80
60
40
20
0
FY 2000
2001
2002
2003
2004
2005E
Operated
Non-operated

- No significant acquisitions
- Production shortfalls
  - Well performance
  - "Mature" drilling inventory on legacy assets
  - Timing delays/rig availability
  - Curtailments and shut-ins
- Absence of price benefit due to hedge position
- Increased operating costs
- Result – operating income down substantially from original 2005 expectations

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil and Gas Production –
## FY 2006 Initiatives



Average Daily Production
MMCFED
70
60
50
40
30
20
10
0
2005E
2006E
Base
Drilling
Acquisitions

- Build future inventory through drilling and acquisition programs
- Committed rigs for about 50% of drilling program – not expecting the delays experienced in 2005
- Lower uplift per well compared to historical levels
  - Decline in inventory of "high impact" drilling opportunities
  - Transitioning to different drilling mix (lower initial rate, longer life)
- Assumes mid-year acquisition

# East Texas Program



Average Daily Gross Production
MMCFED
10
8
6
4
2
0
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Base
Drilling Uplift

- Position assimilated in 2004
  - Small drilling deal in early 2004
  - Acquisition of undeveloped acreage in July 2004
- Drilled 19 wells in 2005
- On track with acquisition production profile
- Behind 2005 budget timetable
  - Rig availability
  - 2 v 3 rig program
- Adjustments following initial "learning curve" resulting in improved performance

# Midwest-Based Energy Businesses

**Contributions to FY 2005 Operating Income**


Midstream*
Retail
Power

*Includes Hub

- $45MM* operating income contribution in FY2005, up about 50% from 2004
- Reflects strong Retail Energy Services growth
- Power investments provide steady earnings and cash flow

PEOPLES ENERGY

# Midwest-Based Businesses –
## FY2006 Outlook

- Integration of retail and wholesale marketing businesses
- Continued focus on retail and midstream growth and expansion
  - Broaden geographic reach
  - Acquisitions/joint ventures
  - Ongoing marketing efforts
  - 2006 electric restructuring in Illinois

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Strategic Summary

- FY2006 will be a challenging year
- Utility rate relief should greatly improve overall outlook in FY2007 and beyond
- The oil and gas business faces near-term challenges, but we are addressing production growth and realized price issues. Over the longer term, the business remains attractive.
- Our energy marketing businesses are well positioned for continued growth, and will seek to expand their geographic footprints in FY06
- We are well positioned to seek strategic opportunities in all of our businesses

# Financial Review

# FY2005 Earnings Per Share – Update

| | EPS Impact |
|---|---|
| **FY2005 EPS Original Estimate (GAAP)** | **$2.50-$2.65** |
| Restructuring charges | 0.22 |
| **FY2005 EPS Original Estimate (Non-GAAP)** | **$2.75-$2.90** |
| Warmer than normal weather (net) | (0.15-0.17) |
| Lower non-weather related deliveries | (0.10) |
| Lower oil and gas production results | (0.50-0.55) |
| Other diversified results | 0.13-0.16 |
| Lower utility depreciation rates | 0.10 |
| Asset sales | 0.15-0.20 |
| Other | 0.01-0.05 |
| **FY2005 EPS Current Outlook (Non-GAAP)** | **$2.40-$2.50** |
| Restructuring related pension costs | (0.21) |
| **FY2005 EPS Current Outlook (GAAP)** | **$2.19-$2.29** |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# FY 2006 Consolidated Operating Income



Millions
$200
$160
$120
$80
$40
$0
FY
2005E
2006E
GAAP
Non-GAAP

- Lower utility results due to higher pension, bad debt and labor costs
- Higher diversified operating income – estimated $75 million
- Includes asset sale gains of $10 million

# Gas Distribution –
## FY2006 Outlook



Operating Income
Millions
$200
$150
$100
$50
$0
FY
2002
2003
2004
2005E
2006E
ROE
12.3%
12.9%
7.7%
8.4%
8.0%

Key Assumptions:

- Normal weather
- Higher pension and bad debt expense
- Includes Hub
- Book Return on Equity (year-end) of approximately 8%

# Gas Distribution –
## Estimated Weather Impact on EPS



Degree Days
Colder (Warmer) than Normal
300
200
100
0
-100
-200
-300
-400
-500
-600
-700
-800
-900
2002
2003
2004
2005E



Weather Impact on EPS*
$0.20
$0.10
$0.00
-$0.10
-$0.20
-$0.30
-$0.40
-$0.50
2002
2003
2004
2005E

* Excludes impact of weather insurance

# Higher Pension Expense[1]



Consolidated Pension Expense*
Millions
30
20
10
0
-10
-20
-30
-40
2000
2001
2002
2003
2004
2005E
2006E

* Gross of capitalized amounts



Impact on EPS
$0.80
$0.60
$0.40
$0.20
$0.00
-$0.20
-$0.40
-$0.60
2000
2001
2002
2003
2004
2005E
2006E

(1) Consolidated: approximately 80-85% charged to Gas Distribution segment

# Consolidated Pension
## Expense (Credit)

*$ Millions*

| | FY2003 | FY2004 | FY2005E | FY2006E |
|---|---|---|---|---|
| Key Assumptions: | | | | |
| Discount Rate | 7.50% | 6.00% | 6.00/6.25% | 5.00% |
| Return on Assets | 9.00% | 8.75% | 8.75% | 8.75% |
| Actual Return on Assets | 5.6% | 17.5% | 7.9% | - |
| Net Pension Expense (Credit) – GAAP* | $(1.5) | $11.8 | $26.8 | $26.6 |
| Restructuring Related: | | | | |
| Pension Settlement/Curtailment Costs | - | - | $15.5 | - |
| Net Pension Expense (Credit) – Non-GAAP | $(1.5) | $11.8 | $11.3 | $26.6 |
| Cash Contribution | $0 | $0 | $29 | $30 |

* Before capitalized amounts

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Higher Bad Debt Expense



Millions
$45
$40
$35
$30
$25
$20
$15
$10
FY 97 98 99 00 01 02 03 04 05E 06E

| % of Rev. | 1.8 | 2.7 | 2.2 | 1.7 | 2.2 | 4.0 | 2.8 | 2.5 | 2.2 | 2.25 |
|---|---|---|---|---|---|---|---|---|---|---|

- Averaged $20-25 million prior to 2001
- Large increases beginning in FY2001 with higher gas prices
- Despite improved credit processes, 2006 expense will be driven up by higher gas prices
- Bad debt at 2.25% of $2B revenues ($45 mm vs. $36mm in FY2005)

PEOPLES ENERGY
150
Celebrating 150 Years of Safe and Reliable Energy

# Gas Distribution Returns

- Estimated FY2006 regulatory ROE of 7.0-7.5%
  - Each 1% improvement in ROE equates to approximately $7 million of net income
- Recent Illinois cases
  - Ameren CIPS – 10.7% (10/03)
  - CILCO – 10.5% (10/03)
  - Nicor Gas – 10.6% (Pending ALJ recommendation)
  - ComEd – 11.0% (9/05 filing)

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil & Gas Production –
## FY2006 Outlook



Operating Income
Millions
$50
$40
$30
$20
$10
$0
FY
2002
2003
2004
2005E
2006E

### Key Assumptions –

- $55-60 million drilling program
- Mid-year acquisition ($75 million)
- Production of 60-65 mmcfed, down 5% from 2005 estimate
- Net realized prices of $5.60 per mcf based on $8.00 per mmbtu NYMEX price
- Sell equity investment – gain of $8-10 million

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# FY2005-2008 Gas Hedge Position



Millions of MMBTU
As of Sept 9, 2005
NYMEX Prices $/MMBTU
25
20
15
10
5
0
FY
2005
2006
2007
2008
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
Hedged Volumes
NYMEX Gas Price

# Energy Marketing and Assets –
## FY2006 Outlook



Operating Income
Millions
$40
$30
$20
$10
$0
FY 2002
2003
2004
2005E
2006E
Energy Assets
Energy Marketing

Key Assumptions –

- Solid retail and wholesale volume growth
- Relatively flat unit margins
- Synergies from integration of retail and wholesale operations
- Higher costs due to market expansion
- Steady power contributions

# FY2006 Earnings Per Share –
## Outlook

| | EPS Impact |
|---|---|
| **FY2005 EPS Estimate (GAAP)** | **$2.19-$2.29** |
| Restructuring charges | 0.21 |
| **FY2005 EPS Estimate (Non-GAAP)** | **$2.40-$2.50** |
| Return to normal weather (net) | 0.15-0.17 |
| Diversified growth | 0.09-0.12 |
| Increased pension costs | (0.20-0.22) |
| Increased bad debt | (0.12-0.14) |
| Other gas distribution | (0.07-0.09) |
| Higher interest expense | (0.06-0.08) |
| Lower effective tax rate (33% vs. 36%) | 0.06-0.08 |
| Other | 0.06-0.08 |
| **FY2006 EPS Outlook** | **$2.25-$2.45** |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Capital Spending –
## FY2006 Outlook

*$ Millions*

| | 2003 | 2004 | 2005E | 2006E |
|---|---|---|---|---|
| Gas Distribution | $83 | $78 | $83 | $120 |
| Oil & Gas Production | | | | |
| Drilling | $54 | $59 | $68 | $60 |
| Acquisitions | $44 | $43 | $6 | $75 |
| Total Oil & Gas | $98 | $102 | $74 | $135 |
| Other | $9 | $9 | $6 | $9 |
| Total | $190 | $189 | $163 | $264 |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Financing Requirements

| | FY2004 | FY2005E | FY2006E |
|---|---|---|---|
| Cash From Operations | $202 | $220 | $216 |
| Common Stock Dividends | (80) | (82) | (83) |
| Cash Available to Invest | $122 | $138 | $133 |
| Net Investing Activities | ($165) | ($163) | ($247) |
| Financing Requirement | $ 42 | $ 25 | $114 |
| Total Debt/Total Debt + Equity at 9/30/05 | 52% | 51% | 52% |

Note – FY2005 and FY2006 estimates of cash from operations assume no change in working capital accounts from 9/30/04

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Capital Structure

*As of September 30, 2005E*


L/T Debt
51%
Equity
49%

Fiscal Year 2006 Financing Outlook

- Assumes 400,000 new common shares issued under DRIP/LTIC
- Financing requirement of $100-$125 million
- Targeting debt to total capital (excluding short term seasonal borrowing) of about 50%
- 83% of debt is fixed-rate

# Long Term Outlook

- Strong rebound from 2006 based on:
  - Rate relief for Gas Distribution utilities
  - Higher realized prices for oil and gas production
  - Resume production growth with acquisitions
  - Continued emphasis on cost efficiency
  - New investments in Energy Marketing and Assets
- Maintain strong dividend and financial position
- Well positioned to take advantage of opportunities

PEOPLES ENERGY

# Appendix

# Asset Based Operations



Chicago
SCEP
Elwood
Manlove

- One million utility customers
- 6,000 mile gas distribution system
- 35 BCF Manlove storage
- 2 BCF/d transmission pipeline
- 800 MW gas-fired electric peaking capacity in Chicago area (Elwood, SCEP)
- 200,000 MMBTU/d propane-based peaking facility
- Approximately 180 BCFE of proved oil and gas reserves as of 9/30/05E

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Common Stock Information

| | 9/30/04 | 9/15/05 |
|---|---|---|
| Market Price | $41.68 | $42.48 |
| Market Capitalization | $1.6B | $1.6B |
| Annualized Dividend Rate | $2.16 | $2.18 |
| Dividend Yield | 5.2% | 5.1% |
| Book Value Per Share | $23.06 | $23.09 (6/30) |
| Market Price as a Per Cent of Book Value | 181% | 184% |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Credit Ratings

| | Peoples Energy | Peoples Gas/ North Shore Gas |
|---|---|---|
| **Moody's** | | |
| Senior Secured Debt | n.a. | Aa3 |
| Senior Unsecured Debt | A3 | n.a. |
| Commercial Paper | P-2 | P-1 |
| Ratings Outlook | Stable | Stable |
| **Standard & Poor's** | | |
| Corporate Credit Rating | A- | A- |
| Senior Secured Debt | n.a. | A- |
| Senior Unsecured Debt | BBB+ | n.a. |
| Commercial Paper | A-2 | A-2 |
| Ratings Outlook | Stable | Stable |
| **Fitch** | | |
| Senior Secured Debt | n.a. | AA- |
| Senior Unsecured Debt | A | n.a. |
| Commercial Paper | F1 | F1 |
| Ratings Outlook | Stable | Stable |

PEOPLES ENERGY

# Shareholder Returns*

*As of August 31, 2005*


22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
3 Years
5 Years
10 Years
PGL
S&P 500
S&P Utilities

* Includes reinvested dividends

Source: Bloomberg

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Common Stock Dividend


$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.80
$2.18
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

PEOPLES ENERGY

# Natural Gas Prices



As of September 2, 2005
Actual
Proj.
Nymex Settlements
Nymex
Futures
(per MMbtu)
$14
$12
$10
$8
$6
$4
$2
$0
Jan-97
Jul-97
Jan-98
Jul-98
Jan-99
Jul-99
Jan-00
Jul-00
Jan-01
Jul-01
Jan-02
Jul-02
Jan-03
Jul-03
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Gas Distribution –
## Operating and Financial Data*

| | Fiscal 2003 | Fiscal 2004 | Fiscal 2005E |
|---|---|---|---|
| Gas deliveries (MMDth) | 248 | 229 | 218 |
| Weather — % colder/(warmer) than normal | 4 % | (5%) | (8%) |
| Number of customers (000) | 975 | 966 | 970 |
| Operating Income ($MM) | $174 | $135 | $132 |
| Capital Assets ($MM) | $1,557 | $1,572 | $1,578 |
| Capital Spending ($MM) | $83 | $78 | $83 |

*Excludes Hub

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Gas Distribution –
## Annual Deliveries



Bcf
Normalized Delivery Decrease (1996-2005) ~ 57bcf (20%)
310
290
270
250
230
210
190
170
150
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E
2006E
Normalized
Actual

# Gas Distribution –
## Number of Employees

**Gas Distribution and Corporate Support Employees – *Fiscal Year End***


3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005E

PEOPLES ENERGY

# Oil & Gas Production –

## Reserves and Production

*Sept. 30, 2005 Estimate*



San Juan Basin
Production 20%
Reserves 18%
Arkoma Basin
Production 5%
Reserves 6%
East Texas
Production 4%
Reserves 10%
South Texas
Production 40%
Reserves 31%
Gulf Coast TX
Production 27%
Reserves 31%
Gulf Coast LA
Production 4%
Reserves 4%

PEOPLES ENERGY

# Oil and Gas Production –
## Reserves & Production

**Proved Reserves**

*BCFE*



200
150
100
50
0
FY 2000 2001 2002 2003 2004 2005E

**Average Daily Production**

*MMCFED*



80
60
40
20
0
FY 2000 2001 2002 2003 2004 2005E

Operated Non-Operated

PEOPLES ENERGY

Celebrating 150 Years of Safe and Reliable Energy

# Oil & Gas Production –
## Acquisitions



NEW MEXICO
OKLAHOMA
TEXAS

Other Properties

### FY2001-2003

- Alvarado Field – $120MM
- East White Point Field – $10MM
- Magnum Hunter Assets – $33MM
- Corpus Christi West Field – $9MM

### FY2004

- Gulf Coast Texas (3 fields) – $33MM
- East Texas – $9.5MM

### FY2005

- Jennings Ranch – $6MM
  - Shallow Redevelopment Play
  - 27,600 Gross Acres
  - FY 2006 and Beyond Inventory

PEOPLES ENERGY

# Oil & Gas Production –
## Acquisition Program Results

*Inception thru 9/30/05E*

| | Cost $MM | Proved Reserve Additions (BCFE) | $/MCFE |
|---|---|---|---|
| Initial Acquisition* | $322 | 229 | $1.41 |
| Development & Exploitation (including revisions) | $205 | 70-75** | $2.73-$2.93 |
| Investment to Date*** | $527 | 299-304 | $1.73-$1.76 |

* Reserve replacement ratio from initial acquisitions — 176%

** Increase in excess of 30% over proved reserves acquired

*** Does not include $44MM spent on 3rd party drilling deals and exploration

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil & Gas Production –
## Drilling & Exploitation Results

| | Fiscal 2002-04 | Fiscal 2004 | Fiscal 2005E |
|---|---|---|---|
| Gross Wells Drilled | 116 | 47 | 48-50 |
| Operated Percentage | 67% | 70% | 73% |
| Success Rate | 89% | 91% | 94% |
| Reserves Added (BCFE) | 64 | 16 | 13-17 |
| Reserves Added & Developed (BCFE) | 119 | 42 | 24-30 |
| Capital ($MM) | $145 | $59 | $67 |
| Reserve Replacement Ratio | 88% | 58% | 55-70% |

PEOPLES 150 ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil and Gas Production –
## Key Sales Price Metrics

| | FY2002 | FY2003 | FY2004 | FY2005E |
|---|---|---|---|---|
| Wellhead Gas Price ($/MCF) | $2.77 | $5.15 | $5.30 | $6.67 |
| Gas Hedge Impact ($/MCF) | $0.34 | ($0.99) | ($0.86) | ($2.26) |
| Realized Gas Price ($/MCF) | $3.11 | $4.16 | $4.44 | $4.41 |
| Wellhead Oil Price ($/BBL) | $22.01 | $28.14 | $35.37 | $50.94 |
| Oil Hedge Impact ($/BBL) | ($2.96) | ($5.24) | ($8.52) | ($28.48) |
| Oil Realized Price ($/BBL) | $19.05 | $22.90 | $26.85 | $22.46 |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil and Gas Production –
## Key Financial Metrics

| *($/MCFE)* | FY2002 | FY2003 | FY2004 | FY2005E |
|---|---|---|---|---|
| Wellhead Price | $2.89 | $5.10 | $5.37 | $6.86 |
| Hedge Impact | $0.51 | ($0.98) | ($0.93) | ($2.52) |
| Realized Price | $3.12 | $4.12 | $4.44 | $4.34 |
| Lease Operating Expense | $0.40 | $0.42 | $0.48 | $0.68 |
| G&A | $0.43 | $0.37 | $0.37 | $0.49 |
| DD&A | $1.40 | $1.62 | $1.69 | $1.88 |
| Operating Income Margin – GAAP | $0.83 | $1.23 | $1.49 | $0.98 |
| Operating Income Margin* | $0.94 | $1.21 | $1.35 | $0.88 |

*Excluding Equity Investment Income (Loss)

# Oil and Gas Production –
## FY2006-2008 Gas Hedge Position

*As of 9/1/05*

| **Volume – Millions of MMBTU** | **2006** | **2007** | **2008** |
|---|---|---|---|
| Swaps | 10.7 | 8.0 | 2.9 |
| Collars | 6.4 | 3.8 | — |
| Total | 17.1 | 11.8 | 2.9 |

| **Pricing – per MMBTU** | | | |
|---|---|---|---|
| Swap price | $5.02 | $5.37 | $5.87 |
| Collars | $4.34-$5.56 | $5.07-$5.80 | |
| Total | $4.76-$5.22 | $5.27-$5.51 | $5.87 |

PEOPLES ENERGY
Celebrating 150 Years of Safe and Reliable Energy

# Oil and Gas Production –
## FY2006-2008 Oil Hedge Position

*As of 9/1/05*

| Volume – MBbls | 2006 | 2007 | 2008 |
|---|---|---|---|
| Swaps | 365 | 182 | 73 |
| | | | |
| **Pricing – per Bbl** | | | |
| Swap price | $28.26 | $37.50 | $56.00 |

# Midwest Energy Businesses –
## FY2006 Segment Realignment

- Realignment of Retail, Midstream, Power segments into Energy Marketing, Energy Assets
- Energy Marketing Segment
  - Retail Energy Services
  - Wholesale marketing (previously in Midstream Segment)
- Energy Assets Segment
  - Power Generation
  - NGL facilities (previously in Midstream Segment)
- Hub operations and income in Gas Distribution segment (PGL)

# Midstream Services –
## Operating and Financial Data

| | Fiscal 2003 | Fiscal 2004 | Fiscal 2005E |
|---|---|---|---|
| Wholesale volumes sold (MMDth) | 57 | 64 | 66 |
| Hub volumes delivered (MMDth) | 20 | 19 | 23 |
| Operating income ($MM) | $14 | $11 | $13 |
| Capital Assets and Equity Investment ($MM) | $6 | $6 | $6 |
| Capital Spending ($MM) | $0 | $0 | $0 |

# Retail Energy Services –
## Operating and Financial Data

| | Fiscal 2003 | Fiscal 2004 | Fiscal 2005E |
|---|---|---|---|
| Gas sales usage sendout (MMDth) | 42 | 48 | 50 |
| Number of gas customers (000) | 19 | 25 | 24 |
| Electric sales usage sendout (Mwh) | 924 | 1,113 | 1,393 |
| Number of electric customers | 1,463 | 1,901 | 2,078 |
| Operating Income ($MM) | $4 | $7 | $14 |
| Capital Assets and Equity Investment ($MM) | $7 | $6 | $5 |
| Capital Spending ($MM) | $1 | $2 | $0 |

# Power Generation –
## Equity Investments


Elwood

**The Elwood Plant**

- At 1,400MW, one of the largest peaking facilities in the U.S.
- 50 / 50 venture between Peoples and Dominion
- Long-term contracts with Exelon & Aquila (expires 2012 & 2017)
- Non-recourse financing
- Midstream business provides fuel management


SCEP

**Southeast Chicago Energy Plant**

- 350MW gas-fired peaking facility
- Peoples is a 29% JV partner with Exelon
- Exelon is power offtake customer under a 20-yr agreement
- Midstream business provides fuel management

# Power Generation –
## Financial Data

| | Fiscal 2003 | Fiscal 2004 | Fiscal 2005E |
|---|---|---|---|
| Operating Income ($MM) | $11 | $11 | $18 |
| Capital Assets and Equity Investment ($MM) | $119 | $124 | $135 |
| Capital Spending ($MM) | $3 | $3 | $1 |

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